Exhibit 99.2
AMENDMENT NO. 1 TO THE
AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT NO. 1 (this “Amendment”), dated as of June 23, 2025, to the Agreement and Plan of Merger, dated as of April 9, 2025 (the “Merger Agreement”), by and among Honeywell International Inc., a Delaware corporation (“Honeywell Parent”), Hyperion Holdco Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Honeywell Parent (“Holdco LLC”), Hyperion Merger Sub 1, Inc., a Delaware corporation and a direct and indirect subsidiary of Holdco LLC (“Merger Sub 1”) and Hyperion Merger Sub 2, Inc., a Delaware corporation and a direct wholly owned subsidiary of Honeywell Parent (“Merger Sub 2”), is entered into by and among Honeywell Parent, Holdco LLC, Merger Sub 1 and Merger Sub 2. Capitalized terms used but not defined elsewhere in this Amendment shall have the meanings ascribed to them in the Merger Agreement.

RECITALS

WHEREAS, (a) the board of directors of Honeywell Parent has, by resolutions duly adopted, approved and declared the advisability of this Amendment and the Merger Agreement as amended by this Amendment (the “Amended Merger Agreement”), (b) the board of directors of Merger Sub 1 has, by resolutions duly adopted, approved and declared the advisability of this Amendment and the Amended Merger Agreement and (c) the board of directors of Merger Sub 2 has, by resolutions duly adopted, approved and declared the advisability of this Amendment and the Amended Merger Agreement;
WHEREAS, the sole member of Holdco LLC has, by resolutions duly adopted, approved this Amendment and the Amended Merger Agreement;
WHEREAS, as of the date of the Merger Agreement 99 shares of Merger Sub 1 Common Stock were held by Holdco LLC and 1 share of Merger Sub 1 Common Stock was owned by Hyperion GP LLC, a Delaware limited liability company and a wholly owned subsidiary of Holdco LLC;
WHEREAS, as of the date of this Amendment all 100 shares of Merger Sub 1 Common Stock are held by Holdco LLC;
WHEREAS, following the Holdco Conversion, at the First Merger Effective Time, Merger Sub 1 will merge with and into Honeywell Parent, with Honeywell Parent becoming the surviving corporation and a wholly owned subsidiary of Holdco;
WHEREAS, pursuant to Section 9 of the Merger Agreement, the Merger Agreement may be amended or modified by an agreement in writing duly executed and delivered by the parties thereto; and
WHEREAS, the Parties desire to amend the Merger Agreement as set forth herein.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, agree as follows:
1.Amendment to Section 1(a). Section 1(a) of the Merger Agreement is hereby amended by deleting the words "and GP LLC" from the last line thereof.
2.Effectiveness. All of the provisions of this Amendment shall be effective as of the date of this Amendment. Except to the extent specifically amended hereby, all of the terms of the Merger Agreement shall remain unchanged and in full force and effect, and, to the extent applicable, such terms shall apply to this Amendment as if it formed a part of the Merger Agreement.
3.References to the Merger Agreement. Upon the effectiveness of this Amendment, each reference in the Merger Agreement to “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement” or words of like import, and each reference to the Merger Agreement in any other agreements, documents or instruments executed and delivered pursuant to the Merger Agreement, shall mean and be deemed a reference to the Merger Agreement, as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Merger Agreement, as amended hereby, shall in all instances continue to refer to April 9, 2025 and references to “the date hereof” and “the date of this Agreement” shall continue to refer to April 9, 2025.
4.Other Miscellaneous Terms. The provisions of Section 9 (Amendments and Modification), Section 10 (Termination), Section 11 (Entire Agreement) Section 12 (Governing Law), Section 13 (Successors and Assigns), Section 14 (Headings), Section 15 (Severability of Provisions), Section 16 (Counterparts) and Section 17 (No Third-Party Beneficiaries) of the Merger Agreement, to the extent not already set forth in this Amendment, apply mutatis mutandis to this Amendment, and to the Amended Merger Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective duly authorized persons as of the date first above written.
HONEYWELL INTERNATIONAL INC.
By:    /s/ Su Ping Lu
    Name:    Su Ping Lu
    Title:    Vice President and Corporate
        Secretary
HYPERION HOLDCO SUB LLC
By:    /s/ Jake Wasserman
    Name:    Jake Wasserman
    Title:    President
HYPERION MERGER SUB 1, INC.
By:    /s/ Jake Wasserman
    Name:    Jake Wasserman
    Title:    President
HYPERION MERGER SUB 2, INC.
By:    /s/ Jake Wasserman
    Name:    Jake Wasserman
    Title:    President

[Signature Page to Amendment No. 1 to the Merger Agreement]